UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 8, 2007 (October 4, 2007)

ORION ETHANOL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-15579	87-0348444
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

307 S. Main
Pratt, Kansas 67124
(Address of Principal Executive Offices)

(620) 672-2814
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 5, 2007, Orion Ethanol, Inc. (the “Company”) filed with the SEC a Schedule 14C Information Statement (the “Information Statement”) informing the shareholders of the Company that holders of a majority of the outstanding common stock of the Company, voting by written consent in lieu of annual meeting, elected a new slate of directors of the Company, pursuant to the Company’s bylaws, to serve on the Board of Directors of the Company. The new slate of directors consisted of Dr. Patrick N. Barker and Messrs. J. Porter Loomis, J.L. “Butch” Meibergen, Jerry Nash and Larry Goldman. Gary C. Evans and Wallace Stanberry were not re-elected to serve on the Board of Directors.

The election of the new slate of directors became effective on October 4, 2007, the twentieth day following the date on which the Information Statement was mailed to the shareholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2007

ORION ETHANOL, INC.

By:	/s/ Joshua N. Barker
Joshua N. Barker
Acting President and Chief Executive Officer